UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

A No Load Capital Appreciation Fund

BABFX

Annual Report

December 31, 2012

Phone: (888) 476-8585

(440) 922-0066

BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund returned 4.71% for the year ended December 31, 2012. This compares unfavorably to the annual return of 13.41% without dividends and 16% with dividends reinvested for the S&P 500 Index. The reasons for the Fund’s underperformance against the Index was the low weighting in financial stocks which was a top performing sector and the poor performance of our basic material stocks held in the portfolio. The longer term performance of the Fund has compared more favorably against the S&P 500 Index. The 5 year annualized total return of the Fund has been 3.60% compared to 1.66% for the S&P 500 index.

The Fund purchased several new positions in order of significance, Yahoo, American International Group, Teva Pharmaceuticals, Genworth Financial and Staples.  Yahoo (YHOO) has been trapped in value mode for many years, but the new CEO from Google will be the catalyst to unlock the value and to grow the operating business.  At the time of purchase the market cap of Yahoo was $18.75 billion and cash and marketable securities was $6.9 billion after taxes owed. In addition, Yahoo owned $8.1 billion (valuation from the most recent transaction) worth of Alibaba Group stock, $800 million in Alibaba Preferred stock and $7.7 billion of Yahoo Japan stock. The valuations of the Alibaba Group stock, preferred shares and Yahoo Japan holdings do not take into account any taxes owed, but nevertheless the value of the assets was $23.5 billion exceeding the market cap of Yahoo. The operating business was being thrown in for free. As the company continues to buyback billions in stock and the operating business starts to grow again, Yahoo offers a high margin of safety to participate in the turn-around of the operating business for excellent capital appreciation potential.

American International Group (AIG) was purchased at a 50% discount to its book value. AIG is one of the largest insurance companies in the world. It played a major role in the financial crisis in 2008. The insurer was bailed out by the US government and as a result the government became the majority shareholder of the company. As the US government sold off its AIG stock, the sales put downward pressure on the share price of AIG. Now with the US government no longer a shareholder, AIG can focus on improving their operating and underwriting performance. As AIG demonstrates improvement, the company shares will be awarded a higher valuation closing the price to book value discount.

Teva Pharmaceuticals (TEVA) is the largest generic drug company in the world. The company sales are split between generic and branded drugs. Teva shares were purchased at 8 times non-gaap earnings due to the high level of goodwill from past acquisitions. The share price has lanquished and is off substantially from its highs. Recently a new CEO was hired to improve operations, integrate the numerous acquisitions that were made over the years, right size the manufacturing footprint and rationalize the R&D effort to maximize return on investment. He has proven track record at his former employer Bristol Myers. The main risk here is one of replacing lost sales of the leading multiple sclerosis drug Copaxone, which is coming off patent protection in a few years and the constant flow of non-recurring charges due to the acquisition spree from former management.

Genworth Financial  (GNW) was purchased at over a 75% discount to its book value excluding accumulated other comprehensive income. Genworth Financial is an insurance company that is involved in mortgage insurance, life insurance and wealth management. Being in the mortgage insurance business, the company was at ground zero of the housing bubble. As the housing market stabilizes and slowly improves, Genworth will be a major beneficiary of the recovery. In addition, Genworth is a major player in long term care insurance. The company should benefit from better underwriting and pricing in the long term care segment. This stock has the potential to be a multi-bagger from its purchase price.

Finally, Staples (SPLS) was purchased at 8 times earnings and at a very attractive free cashflow yield. Staples is the largest office supply retailer in the country. It has a presence in both brick and mortar stores and on the internet.  Its internet business is one of the most successful. The risk here is that Amazon continues to pressure Staples margins. The main Amazon advantages is the avoidance of sales taxes and no physical retail stores. However, the sale tax advantage may soon end as states such as California and Texas impose sales tax collection on internet transactions. Staples has been a rumored takeover by private equity firms in the past since the cashflow and balance sheet provide the support for a leveraged buyout.

The Fund sold NRG Energy, Penn West Petroleum and Safeway. NRG and Safeway were sold to purchase more attractively priced stocks. In the case of Penn West, it was sold due to the poor balance sheet management and operational missteps.

For the six month period ending December 31, 2012, the main contributors to Fund performance were General Motors, Coeur D’Alene Mines, Genworth Financial, Ensco, Yahoo and Vivendi. The main detractors to Fund performance were Avon Products, Newmont Mining and Vodaphone.

Some Market Observations

The Federal Government and the Federal Reserve continue to pursue an aggressive asset inflation policy. The annual Federal deficits continue to exceed $1 trillion in each of the last 4 years and the Federal Reserve continues to monetize bonds to the tune of $85 billion a month by the touch of a few keystrokes. The idea that financial engineering used to manipulate the yield curve, suppress interest rates and support higher stock prices in order to influence the wealth effect will lower the unemployment rate and increase real incomes is flawed.  Although there has been improvement in the weekly unemployment claims from the early 2009 peak of 650,000 to the current 366,000 in new claims, it is misleading since the labor participation rate at 63.6% is testing multi-decade lows as depicted in the chart below.  The participation rate refers to the number of people who are either employed or are actively looking for work. The number of people who are no longer actively searching for work would not be included in the participation rate.

The Federal Reserve has engineered a refi across the financial system which has aided households, corporations and even the Federal Government to lower their interest expense by ZIRP (Zero Interest Rate Policies).  As a result, the average interest rate on the federal debts as of the end of January 31, 2013 was 2.52% vs the same period last year at 2.79% according to treasurydirect.gov. This is a huge reduction  when you have a total federal debt of $16.485 trillion. Since the Treasury has shortened bond maturities interest expense will increase quickly if interest rates continue on an upward trajectory as the debts are refinanced. Also the Federal Reserve has taken credit for higher stock prices which they believe will boost confidence and demand in the economy due to the “wealth effect”.

The bond and interest rate bubble continues as real interest rates remain negative after inflation. Currently the 10 and 30 year treasuries are yielding 1.95% and 3.16% respectively.  As of our last semi-annual report six months ago the 10 and 30 year were yielding 1.45% and 2.45%. Interest rates have spiked in fairly short order. Bond market complacency may be shaken if interest rates continue to trend higher and bond prices fall further. A siren will not sound off to mark the interest rate bottom. It is our belief that the 30 plus year decline in interest rates is over and are in the process of bottoming. However the bursting of the bond bubble will not be recognized for some time later after investors go deeper in to bond price declines.

Total debt to GDP remains near record levels of 350%. From the Q3 2012 Flow of Funds Z.1 Report, total debts are now at a record $55.36 trillion and GDP at $15.8 trillion. Federal government debts have spiked higher the last 4 years. From Q3 2008 to Q3 2012, the total public federal debts (not including social security trust bonds) have increased 94% or from $5.82 trillion to $11.28 trillion. Household and Domestic financial debts continue to deleverage.  Household debt has fallen -6.4% and domestic financial has fallen -18.87% over the same time period. Since the economy is not self sustaining by private industry, the US government is spending annual trillion dollar deficits to support demand and credit creation as the banks and the consumer deleverage.

The Fund is positioning for an inflationary environment with slower real economic growth due to the excessive debt levels in the financial system and to the aggressive unconventional monetary policies in effect. The Federal Reserve has made it quite lucid that they will print electronic dollars as long as it takes and has deemphasized the consequences on the average American family. Excess monetary policies has set off asset inflation especially in the commodity complex which has the most impact on the people most vulnerable to everyday living expenses such as energy, food and shelter.

“The US can pay any debt it has because we can always print money. There is 0 probability of default.”

Alan Greenspan

If you have any questions or suggestions please feel free to contact me. Thank you for your investment in the Fund.

Respectfully Submitted,

James Potkul

President & Chief Investment Officer

The views contained in this report are those of the Fund’s portfolio manager as of December 31,2012, and may not reflect his views on the date this report is first published or anytime thereafter. The preceding examples of specific investments are included to illustrate the Fund’s investment process sand strategy. There can be no assurance that such investments will remain represented in the Fund’s portfolios. Holdings and allocations are subject to risks and to change. The views described herein do not constitute investment advice, are not a guarantee of future performance, and are not intended as an offer or solicitation with respect to the purchase or sale of any security.

BREAD & BUTTER FUND, INC.
Top Ten Holdings and Asset Allocation
December 31, 2012 (Unaudited)

Top Ten Holdings		Asset Allocation
(% of Net Assets)		(% of Net Assets)

Loews Corp.	12.17%	Diversified Holdings Cos.	18.80%
Berkshire Hathaway, Inc. Class B	6.62%	Healthcare-Pharmaceuticals	8.78%
Philip Morris International Inc.	5.88%	Gold and Silver Ore	8.35%
Yahoo, Inc.	5.60%	Oil Field Services	6.98%
Newmont Mining Corp.	4.90%	Meat Packing Plants	6.29%
Noble Corp.	4.90%	Consumer Products	5.88%
Tyson Foods, Inc.	4.77%	Insurance	5.83%
American International Group, Inc.	3.72%	Services-Computer Integrated Systems Design	5.60%
Pfizer Inc.	3.53%	Retail	4.48%
Coeur d'Alene Mines Corp.	3.46%	REIT Preferreds	3.24%
	55.55%	Convertible Preferred Stocks	3.10%
		Perfumes, Cosmetic & Other Toilet Preparations	3.03%
		Closed-End Trust	2.21%
		Surgical & Medical Instruments & Apparatus	2.20%
		Real Estate	2.18%
		Motor Vehicles & Passenger Car Bodies	2.03%
		Telephone Communications	1.99%
		Oil & Gas Exploration/Production	1.76%
		Radiotelephone Communications	0.88%
		Short Term Investments	6.48%
		Liabilities in Excess of Other Assets	(0.09)%
			100.00%

                      BREAD & BUTTER FUND

                         PERFORMANCE ILLUSTRATION

                                                DECEMBER 31, 2012 (UNAUDITED)

Bread & Butter Fund

Comparison of the Change in Value of a $10,000 Investment in the Bread & Butter Fund and the S&P 500 Index.

$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Bread & Butter Fund
Average Annual Total Returns (a)
(for periods ended December 31, 2012)
10/31/2005
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
Bread & Butter Fund ($12,931)
S&P 500 ($13,771)

	1 Year	5 Year	Since Inception
Bread & Butter Fund *	4.71%	3.60%	3.65%
S&P 500 (with dividends reinvested) **	16.00%	1.66%	4.56%
S&P 500 (without dividends reinvested)	13.41%	-0.58%	2.88%

 (a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was October 31, 2005.

**The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on October 31, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.

BREAD & BUTTER FUND

PORTFOLIO ANALYSIS

DECEMBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Bread & Butter Fund
	Schedule of Investments
	December 31, 2012

Shares		Value

COMMON STOCKS - 85.06%

Consumer Products - 5.88%
1,000	Philip Morris International, Inc.	$ 83,640

Diversified Holding Cos. - 18.80%
1,050	Berkshire Hathaway, Inc. - Class B *	94,185
4,250	Loews Corp.	173,188
		267,373
Gold & Silver Ores - 8.35%
2,000	Coeur d'Alene Mines Corp. *	49,200
1,500	Newmont Mining Corp.	69,660
		118,860
Healthcare-Pharmaceutical - 8.78%
400	Johnson & Johnson	28,040
2,000	Pfizer, Inc.	50,159
1,250	Teva Pharmaceutical Industries Ltd. ADR	46,675
		124,874
Insurance - 5.83%
1,500	American International Group, Inc. *	52,950
4,000	Genworth Financial, Inc. *	30,040
		82,990
Meat Packing Plants - 6.29%
1,000	Smithfield Foods, Inc. *	21,570
3,500	Tyson Foods, Inc. - Class A	67,900
		89,470
Motor Vehicles & Passenger Car Bodies - 2.03%
1,000	General Motors Co. *	28,830

Perfumes, Cosmetics & Other Toilet Preparations - 3.03%
3,000	Avon Products, Inc.	43,080

Oil & Gas Exploration\Production - 1.76%
1,000	Statoil ASA ADR	25,040

Oil Field Services - 6.98%
500	Ensco Plc. ADR - Class A	29,640
2,000	Noble Corp. (Switzerland)	69,640
		99,280
Radiotelephone Communications - 0.88%
500	Vodafone Group Plc. (United Kingdom)	12,595

Real Estate - 2.18%
1,000	Consolidated Tomoka Land Co.	31,010

Retail - 4.48%
2,000	Staples, Inc.	22,800
600	Wal-Mart Stores, Inc.	40,938
		63,738
Services-Computer Integrated Systems Design - 5.60%
4,000	Yahoo, Inc. *	79,600

Surgical & Medical Instruments & Apparatus - 2.20%
400	Becton, Dickinson and Co.	31,276

Telephone Communications (No Radio Telephone) - 1.99%
1,240	Vivendi SA ADR	28,284

TOTAL COMMON STOCKS (Cost $989,892) - 85.06%		1,209,940

Closed-End Trust - 2.21%
500	Central Gold Trust (Canada) *	31,390
TOTAL CLOSED-END TRUST (Cost $23,140) - 2.21%		31,390

CONVERTIBLE PREFERRED STOCKS - 3.10%
1,000	General Motors Co. - Class B 4.75% 12/01/13	44,130
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $34,669) - 3.10%		44,130

CONVERTIBLE REIT PREFERREDS - 3.24%
2,000	Commonwealth Trust - Class D 6.50% 12/31/49	46,160
TOTAL CONVERTIBLE REIT PREFERREDS (Cost $16,409) - 3.24%		46,160

SHORT TERM INVESTMENTS - 6.48%
92,185	Huntington Conservative Deposit Account 0.06%**	92,185
TOTAL SHORT-TERM INVESTMENTS (Cost $92,185) - 6.48%		92,185

TOTAL INVESTMENTS (Cost $1,156,295) - 100.09%		1,423,805

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.09)%		(1,293)

NET ASSETS - 100.00%		$ 1,422,512

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2012.
ADR - American Depository Receipt
The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 1,209,940	$ -	$ -	$ 1,209,940
Closed-End Trust	31,390	-	-	31,390
Preferred Stocks	44,130	-	-	44,130
REIT Preferred	46,160	-	-	46,160
Short-Term Investments:
Huntington Conservative Deposit Account	92,185	-	-	92,185
	$ 1,423,805	$ -	$ -	$ 1,423,805

The Fund did not hold any Level 3 assets during the year ended December 31, 2012. The Fund did not hold any derivative instruments at any time during the year ended December 31, 2012. There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Assets and Liabilities
December 31, 2012

Assets:
Investments in Securities, at Value (Cost $1,156,295)	$ 1,423,805
Receivables:
Dividends and Interest	1,109
Total Assets	1,424,914
Liabilities:
Management Fees	1,201
Accrued Expenses	1,201
Total Liabilities	2,402

Net Assets	$ 1,422,512

Net Assets Consist of:
Capital Stock	$ 116
Paid In Capital	1,193,248
Accumulated Realized Loss on Investments	(38,362)
Unrealized Appreciation in Value of Investments	267,510
Net Assets, for 116,381 Shares Outstanding	$ 1,422,512

Net Asset Value Per Share	$ 12.22

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statement of Operations
For the year ended December 31, 2012

Investment Income:
Dividends (net of $835 of foreign tax withheld)	$ 24,892
Interest	159
Total Investment Income	25,051

Expenses:
Advisory Fees (Note 2)	14,078
Transfer Agent Fees	6,000
Custody Fees	3,600
Printing & Postage Fees	185
Professional Fees	10,500
Insurance Fees	342
Registration Fees	1,640
Quotes & Fees	3,475
Software Fees	400
Taxes	500
Other Expenses	714
Total Expenses	41,434
Less fees waived and expenses reimbursed by Advisor (Note 2)	(13,278)
Net Expenses	28,156

Net Investment Loss	(3,105)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	15,107
Net Change in Unrealized Appreciation on Investments	53,170
Realized and Unrealized Gain on Investments	68,277

Net Increase in Net Assets Resulting from Operations	$ 65,172

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Statements of Changes in Net Assets

	For the Years Ended
	12/31/2012	12/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (3,105)	$ (6,331)
Realized Gain on Investments	15,107	19,254
Unrealized Appreciation on Investments	53,170	11,725
Net Increase in Net Assets Resulting from Operations	65,172	24,648

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions Paid to Shareholders	-	-

Capital Share Transactions (Note 4)	(38,688)	(1,985)

Total Increase in Net Assets	26,484	22,663

Net Assets:
Beginning of Period	1,396,028	1,373,365

End of Period (Including Undistributed Net Investment Income (Loss)	$ 1,422,512	$ 1,396,028
of $0, and $0, respectively)

The accompanying notes are an integral part of these financial statements.

Bread & Butter Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2012	12/31/2011	12/31/2010	12/31/2009	12/31/2008

Net Asset Value, at Beginning of Period	$ 11.67	$ 11.46	$ 10.34	$ 8.42	$ 10.37

Income From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.05)	(0.02)	0.09	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	0.58	0.26	1.14	1.92	(1.96)
Total from Investment Operations	0.55	0.21	1.12	2.01	(1.92)

Distributions:
Net Investment Income	-	-	-	(0.09)	(0.03)
Realized Gains	-	-	-	-	-
Total Distributions	-	-	-	(0.09)	(0.03)

Net Asset Value, at End of Period	$ 12.22	$ 11.67	$ 11.46	$ 10.34	$ 8.42

Total Return **	4.71%	1.83%	10.83%	23.91%	(18.49)%

Net Assets at End of Period (Thousands)	$ 1,423	$ 1,396	$ 1,373	$ 1,063	$ 967

Ratio of Expenses to Average Net Assets
Before Waivers	3.00%	2.91%	3.53%	3.66%	2.75%
After Waivers	2.00%	2.00%	1.76%	1.40%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets
After Waivers	(0.22)%	(0.43)%	(0.21)%	0.94%	0.33%

Portfolio Turnover	30.28%	36.63%	49.92%	15.47%	59.66%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2012

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

In addition, GAAP requires management of the Fund to analyze all open tax years, fiscal years 2009-2012, as defined by IRS statute of limitations for all major industries, including federal tax authorities and certain state tax authorities.  As of and during the year ended December 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

Reclassifications: In accordance with GAAP, the Fund recorded a permanent book/tax difference of $3,105 from net investment loss to paid-in-capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Subsequent Events - Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

NOTE 2. INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2.00%.  This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees.  For the year ended December 31, 2012, the Adviser earned $14,078 pursuant to the advisory agreement.  The Adviser waived $13,278 in advisory fees for the year ended December 31, 2012.   At December 31, 2012, the Fund owed the Advisor $1,201 for management fees.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

NOTE 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2012 were $549,690 and $353,282, respectively.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of December 31, 2012, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $1,193,364. Transactions in capital stock were as follows for the years ended December 31, 2012 and 2011:

	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	682	$ 8,095	12,308	$ 143,951
Shares reinvested	-	-	-	-
Shares redeemed	(3,951)	(46,783)	(12,524)	(145,936)
Total decrease	(3,269)	$ (38,688)	(216)	$ (1,985)

NOTE 5.   TAX MATTERS

The Fund’s tax basis capital gains and losses and undistributed ordinary income are determined only at the end of each fiscal year.  As of December 31, 2012, they were as follows:

Undistributed ordinary income

$                 0

Capital loss carry-forwards expiring:  12/31/2017 +

($     38,362)

As of December 31, 2012, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Gross unrealized appreciation on investment securities

$      305,113

Gross unrealized depreciation on investment securities

(37,603)

Net unrealized depreciation on investment securities

$      267,510

Tax Cost of investment securities, including short-term investments

$   1,156,295

+ The capital loss carry-forwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carry-forward remains.

The Fund did not pay a dividend distribution for the years ended December 31, 2012 and December 31, 2011.

NOTE 6. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 (the “Pronouncement”) related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Pronouncement requires retrospective application for all comparative periods presented. Management is currently evaluating the impact that this Pronouncement may have on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Bread & Butter Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2012 and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the  period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

February 16, 2013

Bread & Butter Fund
Expense Illustration
December 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Bread & Butter Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 through December 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2012	December 31, 2012	July 1, 2012 through December 31, 2012

Actual	$1,000.00	$1,062.61	$10.37
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.08	$10.13

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

BREAD & BUTTER FUND

ADDITIONAL INFORMATION

DECEMBER 31, 2012 (UNAUDITED)

DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

The following table provides information regarding each Fund who is not an “interested person” of the Fund, as defined in the Investment Company Act of 1940.

Name, Age	Position, Term & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Donald J McDermott Age: 82	Director, Chairman of the Board 1 Year 7 Years	Retired Professor at Essex County College
Frank J Figurski Age: 49	Director 1 Year 7 Years	Systems Analyst, Atlantic Health System
Theodore J Moskala Age: 48	Director 1 Year 7 Years	President of Nittany Management, Inc.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.

Name, Age	Position, Term and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Jeffrey E. Potkul Age: 46	Director, Secretary 1 Year 7 Years	Manager – Health Economics & Reimbursement Ethicon/Johnson & Johnson

Directors of the Fund are considered "Interested Directors" as defined in the Investment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E.  Potkul is the brother of James B. Potkul, who is the President of the Fund and of the Fund’s Adviser.

The Directors received no fees for the year ended December 31, 2012.

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12 month period ended June 30, is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Fund's website http://www.breadandbutterfund.com or at the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investment Adviser

Potkul Capital Management, LLC.

3633 Hill Rd. 3rd flr.

Parsippany, NJ  07054

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA 19001

Legal Counsel

The Sourlis Law Firm

The Courts of Red Bank

130 Maple Ave., Suite 9B2

Red Bank, NJ  07701

This report is provided for the general information of the shareholders of Bread & Butter Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  The registrant does not feel the absence of a financial expert impacts the ability of the directors to fulfill its requirement because of the (1) straightforward nature of the Fund’s investment & accounting requirements; (2) fact that transfer agent and accounting functions are performed by an independent third party; (3) fact that annual results are audited by an independent accounting firm; (4) fact that there is only one fund in fund complex;(5) aggregate financial expertise of all officers and directors is adequate together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Registrant has engaged its principal accountant to perform audit and tax services during the past two fiscal years. “Audit services” refers to performing an audit of registrant’s financial statements, tests of internal controls and any other services provided in connection with regulatory or statutory filings. “Tax services” refers to the preparation of federal, state and excise tax returns

   (a)

Audit Fees -  FY 2012  - $9000

                    FY 2011  - $9000

   (b)

Audit Related Fees      Registrant         Adviser

      FY 2012                  $0                 $0

      FY 2011                  $0                 $0

   (c)

Tax Fees                Registrant         Adviser

      FY 2012                  $1600               $0

      FY 2011                  $1600               $0

Nature of the Fees:  Preparation of tax returns

   (d)

All Other Fees          Registrant         Adviser

      FY 2012                   $0                 $0

      FY 2011                   $0                 $0

   (e)

(1)  Audit committee pre-approval policies

           The directors have not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

   (f)

Not applicable.

   (g)     The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

                            Registrant            Adviser

           FY 2012             $1600                $0

           FY 2011             $1600                $0

   (h)     Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES. Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

(a) Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Filed herewith.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       President/Principal Financial Officer

Date February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       President/Principal Financial Officer

Date February 26, 2013